WAIVER UNDER CREDIT AND SECURITY AGREEMENT

THIS WAIVER UNDER CREDIT AND SECURITY AGREEMENT, dated as of August 1, 2007 (this “Waiver”), is made by and among WELLS FARGO BUSINESS CREDIT, an operating division of Wells Fargo Bank, N.A. (“Lender”), and CDS BUSINESS SERVICES, INC. a Delaware corporation (“CDS” or the “Borrower”).

WITNESSETH :

WHEREAS, Borrower and Lender are parties to that certain Credit and Security Agreement, dated as of February 27, 2007 (as it may be amended, restated, modified or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement); and

WHEREAS, Borrower has requested that Lender waive certain Events of Default under the Credit Agreement, as more fully set forth herein, and Lender is agreeable to such request only on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, do hereby agree as follows:

STATEMENT OF TERMS

1. Waiver of Defaults. Lender hereby waives the Events of Default arising solely out of: (a) Borrower’s failure to meet its minimum Tangible Net Worth covenant for the fiscal quarter ending March 31, 2007 and (b) Borrower’s restated FYE 12/31/06 financial statements that resulted in a material adverse change default under Section 7.1 (i) of the Credit and Security Agreement.

2. Representations and Warranties. To induce Lender to enter into this Waiver, Borrower and Guarantor hereby represent and warrant to Lender as follows: (a) each representation and warranty of such party set forth in the Credit Agreement is true and correct on and as of the date hereof after giving affect to this Waiver (except to the extent that any such representation or warranty expressly relates to a prior specific date or period in which case it is true and correct as of such prior date or period); (b) no Default or Event of Default has occurred and is continuing as of this date under the Credit Agreement after giving effect to this Waiver; (c) such party has the power and is duly authorized to enter into, deliver and perform this Waiver; and (d) this Waiver is the legal, valid and binding obligation of such party enforceable against it in accordance with its terms.

3. Conditions Precedent to Effectiveness of this Waiver. The effectiveness of this Waiver is subject to the fulfillment of the following conditions precedent:

(a) Lender shall have received one or more counterparts of this Waiver duly executed and delivered by Borrower;

(b) The Guarantor of the Obligations shall have consented to the execution, delivery and performance of this Waiver and all of the transactions contemplated hereby by signing one or more counterparts of this Waiver in the appropriate space indicated below and returning the same to Lender; and

(c) Lender shall have received a waiver fee of $2,500.

4. Continuing Effect of Credit Agreement. This Waiver shall be limited precisely as drafted and shall not constitute a waiver of any Event of Default or a modification of any terms and conditions of the Credit Agreement other than as expressly set forth herein. The granting of the Waiver shall not impose or imply an obligation on Lender to grant a waiver on any future occasion.

5. Counterparts. This Waiver may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature delivered by a party via facsimile shall be deemed to be an original signature hereto.

6. Governing Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered as of the day and year first specified above.

WELLS FARGO BUSINESS CREDIT

By:	/s/ Regina McCluskey
Name:	Regina McCluskey
Title:	Vice President

CDS BUSINESS SERVICES, INC., a Delaware corporation

By:	/s/ Leonard Leff
Name:	Leonard Leff
Title:	President

ATTACHMENT A:

Revised Tangible Net Worth Covenants

The undersigned Guarantor does hereby consent to the execution, delivery and performance of the within and foregoing Waiver and confirms and reaffirms, without setoff, counterclaims, deduction or other claim of avoidance of any nature, the continuing effect of such Guarantor’s guarantee of the Obligations after giving effect to the foregoing Waiver.

ACKNOWLEDGED and AGREED to as of the day and year first above set forth.

LEONARD LEFF

By:	/s/ Leonard Leff
Name:	Leonard Leff
Title:	President

ATTACHMENT A

Fiscal Quarter Ending	Original TNW Covenant	Revised TNW Covenant
June 30, 2007	$1,936,000	$930,000
September 30, 2007	$1,696,000	$690,000
December 31, 2007	$1,496,000	$490,000
March 31, 2008	$1,266,000	$260,000
June 30, 2008	$1,117,000	$111,000
September 30, 2008	$1,041,000	$35,000
December 31, 2008	$1,066,000	$60,000

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